Short-Term Investment	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
SHORT-TERM INVESTMENT
7.	SHORT-TERM INVESTMENT

As of December 31, 2019, the balance of short-term investment was comprised of investments in financial product from a Chinese bank, with variable return rate and was due in six months. The Company classified the financial assets as held-to-maturity financial asset and recorded the assets at amortized cost, which approximates fair value. The fair value is referred to the value of the short-term investments on the bank statements as of each reporting date. As of December 31, 2019 and 2018, the Company did not provide OTTI on short-term investments.

The following table summarizes the amortized cost and fair value of our short-term investments as of December 31, 2019.

	Amortized cost	Fair value
Short-term investments
Due within six months	$8,610,796	$8,610,796
Total	$8,610,796	$8,610,796